SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (this “Second Amendment”) is entered into as of September 10, 2013, by and among The F&M Bank & Trust Company, as agent for certain lenders (“Agent”), the lenders party to the Loan Agreement (as defined below) (collectively, the “Lenders”), PIZZA INN, INC., a Missouri corporation (“Pizza Inn”) and PIE FIVE PIZZA COMPANY, INC., a Texas corporation (“Pie Five”, together with Pizza Inn, individually and collectively, jointly and severally, “Borrower”).

RECITALS

A.           WHEREAS, Agent, the Lenders and Borrower entered into that certain Loan and Security Agreement dated as of August 28, 2012 (as amended, modified or supplemented, the “Loan Agreement”);

B.           WHEREAS, Borrower has advised Agent and the Lenders that Borrower may partially prepay the Term Loans ;

C.           WHEREAS, Borrower has requested that Agent and the Lenders (i) amend certain financial covenant definitions as set forth herein and (ii) modify some of the Scheduled Installments due on Term Loan A and some of the Amortization Amounts due on Term Loan B in the event of prepayment of a portion of either of such Term Loans on or before September 30, 2013; and

D.           WHEREAS, the parties desire to amend the Loan Agreement as set forth herein;

NOW, THEREFORE, in consideration of the parties’ mutual promises in this Second Amendment, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

1. Recitals.  The Recitals are incorporated in this Second Amendment as set forth above.

2. Definitions.  Any capitalized terms not specifically defined herein will have the meaning ascribed to them in the Loan Agreement.

3. Amendment to Certain Defined Terms.  Effective as of the date hereof, the following definitions contained in Section 1.1 of the Loan Agreement are hereby deleted in their entirety and replaced with the following:

“Fixed Charge Coverage Ratio” shall mean and include, with respect to any fiscal period, the ratio of (a) EBITDA for such period minus the sum (if positive) of (i) (Y) all unfinanced Capital Expenditures by Parent and its Subsidiaries made during such period (other than reinvested net proceeds of Asset Dispositions pursuant to subsection 2.4(B)(2)), net of any tenant improvement allowances, minus (Z) the aggregate proceeds from the Proposed Equity Issuance or subsequent equity issuances at any time received by Parent and not previously applied to reduce unfinanced Capital Expenditures or applied to make prepayments to the Term Loan A or Term Loan B, (ii) all income taxes actually paid in cash during such period by Parent and its Subsidiaries, and (iii) any Restricted Junior Payments made by Parent pursuant to clauses (b) and (c) of Section 7.5 hereof to (b) Total Debt Payments (excluding (i) any prepayments to Term Loan A or Term Loan B financed by proceeds from the Proposed Equity Issuance or subsequent equity issuances and (ii) the Term Loan A principal payments made on August 1, 2013 and September 1, 2013, each in the amount of $41,667, and the Term Loan B principal payment made on September 1, 2013 in the amount of $18,750, all of which shall be considered financed by proceeds from the Proposed Equity Issuance) during such period, in each case for the trailing twelve-month period on a consolidated basis immediately preceding the date of determination thereof, each calculated as of the last day of any fiscal quarter.

“EBITDA” means, for any period, without duplication, the total of the following for Parent and its Subsidiaries on a consolidated basis, each calculated for such period:

(a) net income determined in accordance with GAAP; plus,

(b) to the extent included in the calculation of net income, the sum of (i) income taxes paid or accrued; (ii) interest expenses paid or accrued; (iii) non-cash stock compensation; (iv) amortization and depreciation; (v) non-recurring litigation expenses, provided, the aggregate amount under this subsection (v) shall not exceed 10% of EBITDA for any period (excluding such item); (vi) transactions fees and expenses in connection with this Agreement which are set forth on Schedule 1.1 hereof; (vii) Pre-Opening Soft Costs in an aggregate amount not to exceed $37,500 per store; (viii) impairment expenses, loss on sale, or other non-cash charges related to the assets or operations of company-owned restaurants in existence prior to August 1, 2012; and (ix) other non-cash charges not to exceed $250,000 for the applicable trailing twelve month period, plus or minus

(c) the net change in deferred franchise and development fees.

4. Addition of a Defined Term.  Effective as of the date hereof, the following definitions are hereby added to Section 1.1 of the Loan Agreement in their proper alphabetical order to read as follows:

“Proposed Equity Issuance” has the meaning assigned to that term in the First Amendment.

“Second Amendment” means the Second Amendment to Loan and Security Agreement by and among the Borrower, the Agent and the Lenders dated as of September 10, 2013.

5. Amortization of Term Loans.  In the event Borrower prepays any portion of Term Loan A on or before September 30, 2013, such prepayment (to the extent sufficient to do so) shall first be applied to eliminate the Scheduled Installments due on Term Loan A through and including June 1, 2014, and any excess shall be applied to Scheduled Installments in the inverse order of maturity. In the event Borrower prepays any portion of Term Loan B on or before September 30, 2013, such prepayment (to the extent sufficient to do so) shall first eliminate the Amortization Amount payments due on Term Loan B through and including June 1, 2014, and any excess shall be applied to Amortization Amount payments in the inverse order of maturity.

6. No Waiver.  Nothing contained in this Second Amendment shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, or of any other contract or instrument between any Loan Party and Agent and any Lender, and the failure of Agent or Lenders at any time or times hereafter to require strict performance by any Loan Party of any provision thereof shall not waive, affect or diminish any rights of Agent or Lenders to thereafter demand strict compliance therewith.  Agent and Lenders hereby reserve all rights granted under the Loan Agreement, the other Loan Documents and any other contract or instrument between any Loan Party and Agent or any Lender.

7. Conditions.  In order to induce Agent and the Lenders to enter into this Second Amendment, Borrower hereby agrees:

(i)	to deliver the Second Amendment duly executed by Borrowers and the Consent, Ratification and Release duly executed by the Guarantors, in each case, in form and substance satisfactory to the Agent;

(ii)
to pay to Agent and the Lenders a non-refundable amendment fee in the amount of $5,000 which shall be deemed fully earned and non-refundable on the date hereof and to pay to Agent and the Lenders all other fees, costs, and expenses owed to and/or incurred by Agent in connection with this Second Amendment; and

(iii)
that all corporate proceedings taken by Borrower in connection with the transactions contemplated by this Second Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel.

8. Representations and Warranties.  Borrower expressly reaffirms all of its representations and warranties in the Loan Agreement as true and correct in all material respects as of the date of this Second Amendment (except such representations and warranties that expressly relate to an earlier date), including without limitation all representations and warranties in Section 4 of the Loan Agreement.

9. No Waiver.  All of the terms and conditions of the Loan Agreement remain in full force and effect and none of such terms and conditions are, or shall be construed as, otherwise amended or modified, except as specifically set forth herein and nothing in this Agreement shall constitute a waiver by the Agent or Lenders of any Default or Event of Default, or of any right, power or remedy available to the Agent or the Lenders under the Loan Agreement, whether any such defaults, rights, powers or remedies presently exist or arise in the future.

10. Signatures.  This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

11. Ratification.  The Loan Agreement, together with this Second Amendment and any related documents, instruments and agreements, shall hereafter refer to the Loan Agreement, as amended hereby.

12. Release.  EACH BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT AND THE LENDERS WHICH ARE KNOWN TO IT AS OF THE DATE HEREOF.  EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, THE LENDERS AND EACH OF THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, AFFILIATES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL KNOWN CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED THAT ANY BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND THAT ARISE FROM ANY OF THE LOANS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND/OR THE NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the date first above written.

BORROWER:

PIZZA INN, INC.

By:        ___________________________
Name:   ___________________________
Title:     ___________________________

PIE FIVE PIZZA COMPANY, INC.

By:        ___________________________
Name:   ___________________________
Title:     ___________________________

AGENT AND LENDER:

THE F&M BANK & TRUST COMPANY

By:        ___________________________
Name:   ___________________________
Title:     ___________________________

CONSENT, RATIFICATION AND RELEASE

Each undersigned hereby consents to the terms of the Second Amendment to Loan and Security Agreement (the “Second Amendment”), dated as of September 10, 2013, among The F&M Bank & Trust Company, as agent for certain lenders (“Agent”), the lenders party to the Loan Agreement (as defined below) (collectively, the “Lenders”) and PIZZA INN, INC., a Missouri corporation, PIE FIVE PIZZA COMPANY, INC., a Texas corporation (collectively, “Borrower”), and confirms and ratifies the terms of that certain Guaranty executed by each undersigned Guarantor in favor of Agent and the other Lenders.  Capitalized terms used herein shall have the meaning assigned to them in the Loan Agreement. Each undersigned acknowledges that its Guaranty is in full force and effect and ratifies the same, acknowledges that no undersigned has any defense, counterclaim, set-off or any other claim known to it to diminish any undersigned’s liability under such documents, that no undersigned’s consent is required to the effectiveness of the foregoing Second Amendment, and that no consent by any undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Obligations, the Collateral, or any of the Loan Documents.  EACH UNDERSIGNED HEREBY ACKNOWLEDGES AND AGREES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND KNOWN TO IT OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT AND THE LENDERS.  EACH UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, THE LENDERS AND EACH OF THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, AFFILIATES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL KNOWN CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE HEREOF THAT ANY UNDERSIGNED NOW OR HEREAFTER HAS AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND THAT ARISE FROM ANY OF THE LOANS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND/OR THE NEGOTIATION FOR AND EXECUTION OF THE SECOND AMENDMENT, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.

IN WITNESS WHEREOF, each undersigned hereto has caused this Consent, Ratification and Release to be executed as of the date first above written.

PIZZA INN HOLDINGS, INC.

By:        ___________________________
Name:   ___________________________
Title:     ___________________________

PIE FIVE RESTAURANTS, INC.

By:        ___________________________
Name:   ___________________________
Title:     ___________________________

PIBC HOLDING, INC.

By:        ___________________________
Name:   ___________________________
Title:     ___________________________

PIZZA INN BEVERAGE CORP.

By:        ___________________________
Name:   ___________________________
Title:     ___________________________

PIE FIVE BEVERAGE CORP.

By:        ___________________________
Name:   ___________________________
Title:     ___________________________